UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  August 5, 2009

CHECKPOINT SYSTEMS, INC.
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(Exact name of Registrant as specified in its Articles of Incorporation)

Pennsylvania	22-1895850	22-11257
(State of Incorporation)	(IRS Employer Identification No.)	(Commission File Number)

101 Wolf Drive, PO Box 188, Thorofare, New Jersey                 08086
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(Address of principal executive offices)                                                                                  (Zip Code)

856-848-1800
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(Registrant's telephone number, including area code)

N/A
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(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                                Entry into a Material Definitive Agreement.

On August 5, 2009, Checkpoint Systems, Inc. (the “Company”), amended its Rights Agreement, dated March 10, 1997 (as amended, the “Rights Agreement”), between the Company and American Stock Transfer & Trust Company, LLC (“AST”) as the Rights Agent, to eliminate the continuing director provision sometimes referred to as a “dead hand” provision.

The amendment removes the “dead hand” provision, which required approval of the incumbent Board of Directors for any action taken by the Board of Directors.   As a result of the execution of the amendment to the Rights Agreement, actions that previously required approval by a majority of the continuing directors will now require the approval of only a majority of the directors then in office.

In light of this change, the amendment also modifies the rights of the Board of Directors to (a) prohibit cashless exercise of the rights after an acquirer owns 50% or more of the common shares, (b) prohibit an exchange of the rights after an acquirer owns 50% or more of the common shares, (c) permit formation of a trust to administer an exchange, (d) require approval of a merger transaction before a trigger event occurs to exempt the transaction from the “flip over” provisions of the Rights Agreement and (e) prohibit redemption of the rights by the Board of Directors after a trigger event has occurred.

AST also serves as the Company’s transfer agent.  The foregoing summary of the amendment is qualified in its entirety by reference to the full text of the amendment, a copy of which is filed as an exhibit to, and is hereby incorporated by reference in, this report.

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth above in Item 1.01 relating to the Amendment to the Rights Agreement is incorporated by reference into this Item 3.03.

Item 9.01	Financial Statements and Exhibits.

(d)           Exhibits:

Exhibit Number    Description

4.1	Amendment No. 2 to Rights Agreement, dated as of August 5, 2009, between the Company and American Stock Transfer & Trust Company, LLC as Rights Agent.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Checkpoint Systems, Inc.

Date	By:	/s/ John R. Van Zile
Name: John R. Van Zile
Title: Senior Vice President, General Counsel and Secretary

Checkpoint Systems, Inc.

Index of Exhibits

Exhibit Number        Description

4.1	Amendment No. 2 to Rights Agreement, dated as of August 5, 2009, between the Company and American Stock Transfer & Trust Company, LLC as Rights Agent.